Financial Risk Management	12 Months Ended
Dec. 31, 2021
Disclosure of financial risk management [text block] [Abstract]
Financial Risk Management

NOTE 19: Financial Risk Management

Capital management

Capital is comprised of equity attributable to shareholders, borrowings, and cash and cash equivalents. The Company aims to maintain a strong capital base in order to maintain investor and creditor confidence and to sustain the future development of the business. The Company’s objectives when managing capital are to maintain sufficient liquidity to meet its working capital requirements, fund capital investment and purchases, and safeguard its ability to continue operating as a going concern. The Company monitors capital regularly to ensure that the statutory capital requirements are met and may propose capital increases to the shareholders’ meeting to ensure the necessary capital remains intact.

Credit risk

Credit risk arises from cash and cash equivalents, short-term bank deposits, as well as credit exposure to collaboration partners. Credit risk refers to the risks that counterparty will default on its contractual obligations resulting in financial loss to the Group.

At the end of 2021, 2020, and 2019, the Company operated with more than 1,000 different customers, systematically reducing credit risk compared to prior periods.

In the US healthcare system, and particularly within the molecular diagnostic CLIA laboratory industry, where there are rapid technological advances in diagnostic services, companies provide services to healthcare professionals and their patients, while being reimbursed from commercial and governmental insurance systems. Often these services are provided out of network and without supplier contracts. As a result, there is reimbursement risk, separate from credit risk that is characterized by uncertainty in reimbursement value, delays in payment, and ultimately non-payment. This impacts the Company’s revenue recognition and cash collections.

In addition to reimbursement risk associated with commercial third-party payors, credit risk may also arise from amounts due directly from patients. In many cases, payors will cover the entire cost of testing. For example, for tests that fall under the Clinical Laboratory Fee Schedule, there is no co-payment, co-insurance or deductible for patients covered under traditional Medicare. However, patients covered by commercial insurance companies may be responsible for a co-payment, co-insurance, and/or deductible depending on the health insurance plan and individual patient benefit. Credit risk exists for those patients who cannot meet their co-payment or deductible portions.

Customer’s compliance with agreed credit terms is regularly and closely monitored. Trade accounts receivable amounted to $4,582,000 at December 31, 2021 and no allowance for expected credit loss was recorded. The Company applies the simplified approach to providing for expected credit losses (ECL) prescribed by IFRS 9, which requires the use of the lifetime expected loss provision for all trade receivables. No ECL has been recorded for other financial assets carried at amortized cost as there is no related credit risk.

The credit risk on cash and cash equivalents of $58,498,000 is limited given that the counterparties are banks with high credit scores attributed by international rating agencies.

Interest risk

In the course on 2019, the Company has entered into a 48-months loan agreement for a total amount of €9 million (approximately $10.2 million), and has been amended in October 2020 and in April 2021 (refer to Note 14 for further details). In application to IFRS 9 given the change in estimated cash-flows following the signed amendment, considering that the modification is non-substantial, the Company recognized in profit and loss the amount of the remeasurement. The amortized cost is calculated using the effective interest method, which allocates interests and expenses at a constant rate over the term of the instrument; the effective interest rate for the loan is 19.56%.

In addition, on April 20, 2020, the Company, through its U.S. subsidiary, MDxHealth Inc., has entered into a “Paycheck Protection Program” (PPP) loan with the U.S. Small Business Administration (SBA) in the amount of $2,316,000 as part of the U.S Coronavirus Aid, Relief, and Economic Security (CARES) Act. The amortized cost is calculated using the effective interest method, which allocates interests and expenses at a constant rate over the term of the instrument; the effective interest rate for the loan is 1.00%.

Considering the fixed interest rate, the Company is not exposed to interest risk, thus did not perform any sensitivity analysis.

Currency risk

The functional currency changed from the EURO to the US Dollar as of July 1, 2014. Consequently, the currency risk is concentrated on European operations.

As of December 31, 2021, cash on hand, held in EURO amounted to €7,195,000.

The Company performed a sensitivity analysis of an increase/decrease of exchange rate on operations of 10%. The exposure of operations to the currency risk is limited to the net amount of €7,037,000 (€741,000 revenue and €7,778,000 costs), resulting in a potential gain of €816,000 in case of an increase of the USD/Euro average exchange for 2021 rate by 10%, and a potential loss of €668,000 in case of a decrease of the same exchange rate by 10%.

Liquidity risk

The Company manages liquidity risk by maintaining adequate reserves and by continuously monitoring forecast and actual cash flows and matching the maturity profiles of financial assets and liabilities. At the date of this document, the Company has two loan agreements with banks and state institutions, and eleven leases (see notes 14 and 16).

For the years ended December 31, 2021	Less than 1 year	between 1 and 2 years	between 3 and 5 years	Total contractual cash flows	Carrying amount
Non derivatives
Trade payables	7,455			7,455	7,455
Loans	4,780	8,200	1,083	14,063	12,092
Lease liabilities	1,127	915	2,179	4,221	3,464
Total	13,362	9,115	3,262	25,739	23,011

Note: Except for carrying amount, all figures shown in this table are undiscounted and reflect future cash payments

The Company is also committed to a potential additional cash out of €945,000 ($1,070,307) if Kreos requests payment of the conversion loan (see note 14).

For the years ended December 31, 2020	Less than 1 year	between 1 and 2 years	between 3 and 5 years	Total contractual cash flows	Carrying amount
Non derivatives
Trade payables	5,320			5,320	5,320
Loans (incl. convertible loan)	3,644	5,568	6,168	15,380	13,097
Lease liabilities	1,040	670	1,744	3,454	2,774
Total	10,004	6,238	7,912	24,154	21,191

Other risks

The Company subscribes to certain insurance policies to cover matters such as (i) fire, theft, and other damage to its assets, (ii) product and liability insurance and clinical trial insurance, and (iii) D&O insurance. To date, no significant claims have been made under these insurance policies and there is no guarantee that the insurances will cover all damages if they should ever occur.

To date, the Company has received several government grants for various R&D projects. Some of these grant amounts can be re-claimed if the Company does not fulfill all the conditions of the grant agreements.